OSG
OSG America L.P.


OVERSEAS HOUSTON
OVERSEAS HOUSTON

OSG America L.P.

First Quarter 2008 Earnings Presentation
April 30, 2008

Forward Looking Statements



This presentation may contain forward-looking statements regarding the Partnership's prospects, including the outlook for tanker and articulated tug barge markets, the payment of cash distributions, the building schedule for new vessels or double hulling of vessels, projected drydocking schedules and off hire days for 2008 and estimates of cash interest expense and capital expenditure reserves for drydocking and replacements for 2008. These statements are based on certain assumptions made by the Partnership based on its experience and perception of historical trends, current conditions, expected future developments and other factors it believes are appropriate in the circumstances. Forward-looking statements are subject to a number of risks, uncertainties and assumptions, many of which are beyond the control of the Partnership, which may cause actual results to differ materially from those implied or expressed by the forward-look statements. Factors, risks and uncertainties that could cause actual results to differ from expectations reflected in such forward-looking statements are described in the Partnership's Annual Report on Form 10-K for 2007 and those risks discussed in other reports the Partnership files with the Securities and Exchange Commission.

First Quarter 2008 and Year-to-Date Highlights

- Declared initial full-quarter cash dividend of $0.375 per unit for the three months ended March 31, 2008 on net income of $3.8 million
- Expanded fleet with the delivery of two high-quality vessels
- Secured 100% of U.S. Jones Act fleet on term charters by implementing proactive measures to ensure stable cash flows and consistent earnings

Current Operating Fleet



#	Vessel	Charter-type	Charter-out Expiry	Owned/ Charter-in Expiry
	Double Hull Product Carriers			
1	Overseas Diligence	Term (Lightering COA)		Owned
2	Overseas Integrity	Term (Lightering COA)		Owned
3	Overseas Maremar[1]	Spot (COA)	Q4 2009	Owned
4	Overseas Luxmar[1]	Spot (COA)	Q4 2009	Owned
5	Overseas Houston	Time	Q1 2010	Q1 2014[2]
6	Overseas Long Beach	Time	Q3 2014	Q2 2014[2]
7	Overseas Los Angeles	Time	Q4 2014	Q4 2014[2]
8	Overseas New York	Time	Q2 2011	Q2 2015[2]
	Single Hull Product Carriers			
9	Overseas Puget Sound	Time	Q3 2008	Owned
10	Overseas New Orleans	Time	Q4 2009	Q4 2011
11	Overseas Galena Bay	Time	Q1 2009	Owned
12	Overseas Philadelphia	Time	Q1 2009	Q4 2011
	Double Hull Tug Barges			
13	M 209	Time	Q4 2008	Owned
14	OSG 214	Time	Q4 2008	Owned
15	M 254	Time	Q3 2010	Owned
16	M 252	Term (CVC)	Q2 2009	Owned
17	M 244	Term (CVC)	Q2 2009	Owned
18	OSG 242	Time	Q4 2009	Owned
19	M 192	Time	Q4 2008	Owned
20	OSG 243	Time	Q4 2009	Owned
21	OSG 300	Term (Lightering COA)	Q3 2008	Q3 2008
22	OSG 400	Term (Lightering COA)	Q3 2009	Q3 2009

Fleet Highlights

- Versatile fleet of 22 vessels, up from 18 as of Feb. 22, 2008
- 100% of U.S. Jones Act fleet trades on term contracts for remainder of 2008 and into 2009

Vessel Updates

- Chartered-in the OSG 300 and OSG 400 from sponsor effective Apr. 1, 2008
- Repositioning the Overseas Diligence to the Delaware Bay lightering business in Q2
- Agreed to charter-out the Overseas New Orleans, the OSG 242, the OSG 243, the Overseas Philadelphia and the Overseas Puget Sound to sponsor

[1]COA with Government of Israel. [2]Charter-in contract has extension options.

Newbuild Fleet

- Took delivery of the OSG 243 and the Overseas New York in April
- Newbuild fleet of 14 remaining vessels provides strong built-in growth for unit holders through 2011
- Approximately 70% of remaining newbuilds signed to charters prior to delivery
- Term charter duration expected to further expand as newbuilds are delivered

Vessel Name	Vessel Type	Expected Delivery	Charter Type	Charter-out Expiry	Owned/ Charter-in Expiry	Newbuild/ Dropdown
Remaining 2008 Deliveries						
1 Overseas Texas City	Product Carrier	Q3 2008	Time	Q4 2011	Q4 2015	Newbuild
2 OSG 350	ATB	Q4 2008	Lightering (COA)	Q4 2018	Owned	Dropdown
2009 Deliveries						
3 Overseas Boston	Product Carrier	Q1 2009	Time	Q1 2012	Q1 2014	Newbuild
4 OSG 351	ATB	Q1 2009	Lightering (COA)	Q4 2018	Owned	Dropdown
5 Overseas Nikiski	Product Carrier	Q2 2009	Time	Q2 2012	Q2 2014	Newbuild
6 OSG 352	ATB	Q3 2009	Lightering (COA)	Q4 2018	Owned	Dropdown
7 OSG 296	ATB	Q4 2009	TBD		Owned	Dropdown
2010 Deliveries						
8 Overseas Martinez	Product Carrier	Q1 2010	Time	Q1 2013	Q1 2015	Dropdown
9 Overseas Chinook	Shuttle Tanker	Q1 2010	Time	Q3 2015	Q2 2019	Dropdown
10 Overseas Anacortes	Product Carrier	Q2 2010	Time	Q2 2013	Q2 2015	Newbuild
11 OSG 297	ATB	Q2 2010	TBD	-	Owned	Dropdown
12 OSG 298	ATB	Q4 2010	TBD	-	Owned	Dropdown
2011 Deliveries						
13 Overseas Tampa	Product Carrier	Q1 2011	TBD	-	Q1 2021	Dropdown
14 Overseas Cascade	Shuttle Tanker	Q1 2011	Time	Q1 2015	Q4 2020	Dropdown

[1] *Newbuild vessels were assigned to OSG America at the time of its initial public offering; dropdown vessels are those which the Partnership has the right to acquire or charter-in prior to the first anniversary of the delivery of each vessel.*

Market Overview

- **Refined Petroleum Products**
  - Average spot rate for the three vessels employed in the spot market during Q1 was $28,000 per day, slightly below expectations
  - Demand has softened as refinery utilization has decreased
  - Effective in Q2, OSG America will not have any Jones Act vessels trading in the spot market

- **Lightering Trade**
  - The Overseas Integrity, OSG 300, OSG 400 and the Overseas Diligence strengthen OSG America's leading market position in the Delaware River lightering business
  - Three newbuildings, the OSG 350, the OSG 351 and the OSG 352, to enter lightering trade upon delivery in 2008 and 2009
  - Positive fundamentals highlighted by strong customer demand with guaranteed minimum volumes

OSG America L.P.



Financial Overview

Myles R. Itkin
Chief Financial Officer

First Quarter Results



($ in thousands)	Three Months Ended March 31, 2008
Shipping Revenues	**$63,032**
Voyage expenses	10,639
Vessel expenses	22,434
Charter hire expenses	6,677
Depreciation and amortization	13,021
General and administrative	5,886
Total Ship Operating Expenses	58,657
Income from Vessel Operations	4,375
Equity in income of affiliated companies (ATC)	593
Operating Income	4,968
Other income	61
	5,029
Interest expense	(1,264)
Net Income	$3,765
Time Charter Equivalent Revenues[1]	$52,393
EBITDA[1]	$18,050

TCE revenues driven by strong spot market rates for non-Jones Act product carriers

Depreciation reflects change in accounting estimates for salvage values

ATC income forecasted at $5 million for 2008

[1]See Appendix for a reconciliation of this non-GAAP measure to the most directly comparable GAAP financial measure.

Balance Sheet Summary



($ in thousands)	As of March 31, 2008
Assets	
Cash	$15,808
Current assets (excluding cash)	32,533
Vessels and deferred drydock	451,827
Intangible assets	85,867
Goodwill	62,874
Other non-current assets	9,932
Total assets	$658,841
Liabilities	
Current liabilities	$35,211
Long-term debt	83,022
Other non-current liabilities	2,123
Partners' Capital	538,485
Total Liabilities and Partners' Capital	$658,841

Working capital was $13.1 million as of March 31, 2008

Cash adjusted debt to capital was 11% as of March 31, 2008

$185 million available under our revolving credit facility

Distributable Cash Flow[1]

($ in thousands)	Three Months Ended March 31, 2008
Net Income	$3,765
Add:	
Depreciation and amortization	13,021
Interest expense	1,264
Distributions from affiliated companies	5,744
Less:	
Equity in income from affiliated companies	(593)
Cash interest expense	(1,204)
Charter hire expense	751
Drydocking capital expenditure reserve	(4,037)
Replacement capital expenditure reserve	(3,713)
Cash available for distribution	$14,998
Distribution to unit holders	$11,480

Cash distribution of $0.375 per unit declared on April 24, 2008

[1]See Appendix for a reconciliation of this non-GAAP measure to the most directly comparable GAAP financial measure.



2008 Financial Forecast

OSG America remains on track to meet previously stated forecast for 2008

(Dollars in millions except per unit data)

	Current Guidance	February 2008 Guidance	Variance
EBITDA[1]	$82.7	$82.1	$0.6
Cash interest expense	(6.7)	(6.9)	0.2
Drydocking capex reserve	(17.1)	(18.6)	1.5
Replacement capex reserve	(16.2)	(16.2)	-
Other adjustments[2]	4.0	4.0	-
Forecast Cash Available for Distribution	**$46.7**	**$44.4**	**$2.3**
Minimum Annual Distribution	**$45.9**	**$45.9**	**-**
Minimum Distribution per Unit	**$1.50**	**$1.50**	**-**

[1]See Appendix for a reconciliation of this non-GAAP measure to the most directly comparable GAAP financial measure. [2]Includes equity income from affiliated companies, charter hire expense (DPO expense), and distributions from affiliated companies.



Q&A

Conclusions

- Strong sponsor support
- Stable cash flows
- Significant progress in the execution of long-term growth strategy
- On track to meet 2008 financial targets

OSG America L.P.



Appendix

Reconciliation Tables



TCE Revenue

Consistent with general practice in the shipping industry, the Company uses time charter equivalent revenues, which represents shipping revenues less voyage expenses, as a measure to compare revenue generated from a voyage charter to revenue generated from a time charter. Time charter equivalent revenues, a non-GAAP measure, provides additional meaningful information in conjunction with shipping revenues, the most directly comparable GAAP measure, because it assists Company management in making decisions regarding the deployment and use of its vessels and in evaluating their financial performance.

($ in thousands)	Three Months Ended March 31, 2008
TCE revenues	$52,393
Voyage expenses	10,639
Shipping revenues	$63,032

EBITDA

EBITDA represents operating earnings, which is before interest expense and income taxes, plus other income and depreciation and amortization expense. EBITDA is presented to provide investors with meaningful additional information that management uses to monitor ongoing operating results and evaluate trends over comparative periods. EBITDA should not be considered a substitute for net income or cash flow from operating activities prepared in accordance with accounting principles generally accepted in the United States or as a measure of profitability or liquidity. While EBITDA is frequently used as a measure of operating results and performance, it is not necessarily comparable to other similarly titled captions of other companies due to differences in methods of calculation.

($ in thousands)	Three Months Ended March 31, 2008
Net income	$3,765
Interest expense	1,264
Depreciation and amortization	13,021
EBITDA	$18,050



Reconciliation Tables

EBITDA is expected to improve to approximately $82.7 million in 2008. The following table reconciles the anticipated increase of $0.6 million in EBITDA for the year compared to OSG America's previously stated EBITDA forecast in February of 2008:

(Dollars in millions, except per unit data)

EBITDA forecast in February 2008	$82.1
Contributions from the OSG 300 and OSG 400	6.3
Reduced utilization for the Overseas Diligence	(3.4)
New time charter rates for the Overseas New Orleans, the OSG 242 and the OSG 243	(1.8)
Increase in overall operating expenses	(0.9)
Other adjustments	0.4
EBITDA Forecast as of April 29, 2008	**$82.7**